Exhibit 99.1

LRR Energy, L.P. May 22, 2013 NAPTP Investor Conference

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2012 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

LRR Energy, L.P. LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Operate, acquire, exploit and develop mature oil and gas properties Experienced team with proven acquisition, operational and exploitation track record, and strong industry relationships Growth strategy supported by multiple acquisition avenues Conservative financial strategy – maintenance capital, strong balance sheet, active hedge program, distribution coverage Market Valuation2 31.7 MMBoe proved reserves 84% proved developed April production: 6,500 Boe/d Reserve life: 13.5 years Equity market cap: $416 MM Net debt: $230 MM Enterprise value: $646 MM Current yield: 12.2% Key Statistics1 Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January Acquisition and February 19, 2013 Strip Pricing for April Acquisition. Market data based on 5/14/13 unit price of $15.88. Enterprise value assumes 3/31/13 balance sheet pro forma for announced acquisitions.

Q1 Review Quarter operational and financial results Production of 5,900 Boe/d EBITDA of $15 million Total distribution coverage of 0.63x Common distribution coverage of 0.85x Quarter was negatively impacted Production issues (>500 Boe/d of curtailments, flaring, weather, delays) Over half is back on line today April production average ~6,500 Boe/d Midland to WTI oil differential (~$8.00) Hedged majority of production through 2014 at ~$1.15/Bbl Current differential is $0.25/Bbl Higher workover expenses Timing of March equity offering and April acquisition closing LRR Energy, L.P.

Property Summary LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January acquisition and February 19, 2013 Strip Pricing for April Acquisition. Permian Mid Continent Current Production (Boe/d) 3,387 Proved Reserves (MMBoe) 17.0 % Proved Developed 76% % Liquids 71% Total Proved Reserve Life (R/P) 13.8 Gulf Coast LRE Total Current Production (Boe/d) 775 Proved Reserves (MMBoe) 3.3 % Proved Developed 100% % Liquids 30% Total Proved Reserve Life (R/P) 11.5 Current Production (Boe/d) 2,337 Proved Reserves (MMBoe) 11.4 % Proved Developed 92% % Liquids 24% Total Proved Reserve Life (R/P) 13.4

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 84% proved developed reserves 13.4 R/P Focused operations and diversified geographically Three operating areas with scale Operate 84% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production Q1 2013 field level cash costs of $14.89/Boe1 Low-risk, balanced proved inventory – 447 total projects 207 gross development projects 240 gross drilling locations LRR Energy, L.P. Note: Pro forma for both the January and April 2013 acquisitions. Q4 2012 field level cash cost per Boe based on expenses of $7.906 million divided by 531 MBoe. Expenses include Lease Operating Expenses of $6.213 million, and Production and Ad Valorem Taxes of $1.693 million.

Permian Basin Region Key fields: Red Lake, Pecos Slope, Corral Canyon Proved reserves(1): 17.0 MMBoe (54% of total) Current net production: 3,357 Boe/d (52% of total) R/P Ratio: 13.9 LRE operates 94% of proved reserves 636 gross (519 net) producing wells 147 gross development projects & 170 gross drilling locations ~$26MM capital budget (~90% of total budget) Red Lake Field Oil-weighted field located in Eddy County, New Mexico 2013 Development Plans Planned CAPEX in 2013 of $25.2MM Expand SWD system for increased capacity Drill 25 wells, $21.2MM Net Capex Complete or recomplete 15 wells, $2.9MM Net Capex LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing.

Mid-Continent & Gulf Coast Regions Mid-Continent Summary Overview Key fields: Potato Hills, East Velma, Putnam Proved reserves(1): 11.4 MMBoe (36% of total) Current net production: 2,344 Boe/d (36% of total) R/P Ratio: 13.4 LRE operates 67% of proved reserves 50 gross development projects & 68 gross drilling locations Gulf Coast Summary Overview Key fields: New Years Ridge, GW-Stratton Proved reserves(1): 3.3 MMBoe (10% of total) Current net production: 756 Boe/d (12% of total) R/P Ratio: 11.8 LRE operates 90% of proved reserves 10 gross development projects & 2 gross drilling location LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January Acquisition and February 19, 2013 Strip Pricing for April Acquisition.

Capital budget is $30 MM ~$25 MM allocated to the Red Lake field 37 drill wells, including 25 Red Lake drill wells 17 recompletes, including 15 Red Lake recompletes 1 waterflood pilot project at Red Lake, 1 waterflood expansion at April Acquisition 16 non-production projects, including 1 SWD project, 1 compression project, and 14 P&A projects 2013 Capital Budget LRR Energy, L.P. Area Project

LRR Energy, L.P. Significant Growth Potential – Acquisition Sources 33.7 MMBoe of proved reserves1 $626 MM of current acquisition capacity Strategy includes future LRR funds $3.8 BN of capital under management Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 17 major acquisitions since 2006 for ~$1.3 BN Estimated proved reserves as of December 31, 2012 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE.

LRR Energy, L.P. Lime Rock Resources – Growing Inventory of Assets 23% Gas 77% Liquids 8% Gas 92% Liquids 1 2012 Revenue excluding hedge gains and losses during the period. Annualized December 2012 revenue excluding hedge gains and losses during the period. 2 $93.4 $161.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $MM

Conservative Financial Strategy Strong Balance Sheet Active Hedge Program Distribution Coverage Reduces cash flow volatility, and protects distributions, borrowing base and capital program General hedge target of 85% of estimated PDP production for 3-5 years Layer on additional hedges with future acquisitions Strategy includes regional basis and interest rate hedges Target debt/Adjusted EBITDA of <3.0x Maintain adequate liquidity (currently $60 million) Fund acquisitions with prudent leverage Target total unit coverage of ~1.2x ~26% of total units are subordinated LRR Energy, L.P.

Hedge Portfolio LRR Energy, L.P. ~83% of current PDP is hedged through 2017 Assuming flat production(1), total production is hedged 94% in 2013, 73% in 2014, 57% in 2015, 56% in 2016 and 45% in 2017 Average prices: $5.06 per MMBtu, $92.85 per oil barrel and $39.40 per NGL barrel Natural Gas Hedges NGL Hedges Crude Oil Hedges Note: Hedge prices based on weighted-average of swap prices and put strike prices. Assumes production through 2017 remains constant at 6,400 Boe/d and production mix of gas 53%, oil 35% and NGL 12%. ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $95.74 $95.93 $94.72 $86.02 $85.75 0 200 400 600 800 1,000 2Q - 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 87% 71% 49% 51% 24% ($/Mcf) 2013 2014 2015 2016 2017 Hedged Price $5.04 $5.53 $5.72 $4.29 $4.61 0 2 4 6 8 10 2Q - 4Q 2013 2014 2015 2016 2017 Production (Bcf) Hedged Volumes Production 103% 82% 68% 74% 73% ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $41.95 $35.35 NA NA NA 0 50 100 150 200 250 300 2Q - 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 79% 38%

Investment Highlights Quality Assets Stable, low-risk and predictable properties Operated, primary production and low cost asset portfolio Large internal project inventory Significant Growth Potential Potential acquisitions from Lime Rock Resources and Partners Joint acquisitions with Lime Rock Resources Third party acquisitions Proven Management Team Acquisition, operational and exploitation track record Conservative Financial Strategy Attractive Valuation >12% yield and high tax shield LRR Energy, L.P.